UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08573

Name of Fund: BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock MuniHoldings California Insured Fund, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 06/30/2009

Date of reporting period: 06/30/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

ANNUAL REPORT | JUNE 30, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses — and more — between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month

US equities (S&P 500 Index)	3.16%	(26.21)%

Small cap US equities (Russell 2000 Index)	2.64	(25.01)

International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,
Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2009

Investment Objective

BlackRock MuniHoldings California Insured Fund, Inc. (MUC) (the “Fund”) seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund is changing its fiscal year end to July 31.

Performance

For the 12 months ended June 30, 2009, the Fund returned (3.88)% based on market price and 0.21% based on net asset value (“NAV”). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (2.03)% on a market price basis and (1.76)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. A relatively generous degree of income accrual, helping to smooth out returns in periods of price volatility, benefited Fund performance over the 12 months ended June 30, 2009. Additionally, some tightening of non-insured credit spreads permitted the Fund to realize a degree of outperformance on its uninsured holdings. Meanwhile, monoline insurer downgrades have detracted from performance in all insured products, including the Fund. The Fund ended the period with a neutral to slightly aggressive duration stance. Early in the fiscal year, the Fund was rebuilding its undistributed net investment income balance, which led to monthly dividend increases at the end of the fiscal year. However, this does tend to result in a longer duration posture. Credit quality is still high, but with the downgrades to the monoline insurers, management will be looking for uninsured opportunities to enhance returns and current yield. During the 12 months ended June 30, 2009, the Fund maintained a higher than normal cash position in an effort to reduce volatility and ensure that ample cash was available to take advantage of opportunities in the new-issue market. The Fund’s cash position was beneficial to performance as it lowered portfolio duration and enhanced its yield as a portion of the cash reserves was invested in higher-yielding variable rate demand notes.

Fund Information

Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of June 30, 2009 ($11.07)[1]	6.83%
Tax Equivalent Yield[2]	10.51%
Current Monthly Distribution per Common Share[3]	$0.063
Current Annualized Distribution per Common Share[3]	$0.756
Leverage as of June 30, 2009[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	6/30/09	6/30/08	Change	High	Low

Market Price	$11.07	$12.24	(9.56)%	$12.45	$5.50
Net Asset Value	$13.05	$13.84	(5.71)%	$14.16	$10.11

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation

	6/30/09	6/30/08

County/City/Special District/School District	47%	44%
Utilities	24	21
Transportation	12	11
Education	9	15
Health	4	5
State	4	3
Housing	—	1

Credit Quality Allocation[5]

	6/30/09	6/30/08

AAA/Aaa	43%	27%
AA/Aa	23	58
A/A	33	14
BBB/Baa	1	1

[5]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

4	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume the Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $150 million earns the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Fund may also, from time to time, leverage its assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Fund’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the Fund and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Fund. The Fund will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, the Fund is permitted to issue Preferred Shares in an amount of up to 50% of its total managed assets at the time of issuance. Under normal circumstances, the Fund anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of June 30, 2009, the Fund had economic leverage from Preferred Shares and TOBs of 42% of its total managed assets.

Derivative Instruments

The Fund may invest in various derivative instruments, including financial futures contracts as specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment adviser’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	5

Schedule of Investments June 30, 2009	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 123.6%

Corporate — 0.5%
City of Chula Vista, California, RB, San Diego Gas, Series A, Remarketed, 5.88%, 2/15/34	$2,435	$2,444,837

County/City/Special District/School District — 55.4%
Alameda County Joint Powers Authority, RB, Lease Revenue (FSA), 5.00%, 12/01/34	14,150	13,351,232
Banning Unified School District, California, GO, 2006 Election, Series A (MBIA), 5.00%, 8/01/27	2,825	2,746,239
Bonita Unified School District, California, GO, Election of 2004, Series B (MBIA), 5.00%, 8/01/29	8,350	8,052,239
Cajon Valley Union School District, California, GO, Series B (MBIA), 5.50%, 8/01/27	2,925	3,006,139
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	2,600	2,657,070
City of Garden Grove, California, COP, Series A, Financing Project (AMBAC), 5.50%, 3/01/26	4,040	4,119,507
City of Lodi, California, COP, Series A (FSA), 5.00%, 10/01/32	2,000	1,899,680
City of Vista, California, COP, Community Projects (MBIA), 5.00%, 5/01/37	6,750	5,825,183
Coachella Valley Unified School District, California, GO, Election, Series A (MBIA), 5.00%, 8/01/27	2,400	2,333,088
Colton Joint Unified School District, GO, Series A (MBIA), 5.38%, 8/01/26	2,500	2,513,675
Corona Department of Water & Power, COP (MBIA), 5.00%, 9/01/29	5,910	5,607,349
Corona-Norca Unified School District, California, GO, Election of 2006, Series A (FSA), 5.00%, 8/01/31	5,000	4,875,750
County of Kern, California, COP, Capital Improvement Projects, Series A (AGC), 6.00%, 8/01/35	3,500	3,626,210
County of San Diego, California, COP, Refunding, Edgemoor Project & Regional System (AMBAC), 5.00%, 2/01/29	1,500	1,412,400
County of San Joaquin, California, COP, County Administration Building (MBIA), 5.00%, 11/15/30	5,530	5,138,642
Covina-Valley Unified School District, California, GO, Series A (FSA), 5.50%, 8/01/26	2,395	2,477,963
Culver City Redevelopment Finance Authority, California, TAN, Refunding, Tax Allocation, Series A (FSA), 5.60%, 11/01/25	3,750	3,834,413
East Side Union High School District, Santa Clara County, California, GO, CAB, Election of 2002, Series E, Syncora, 5.13%, 8/01/28 (a)	11,000	3,098,260
Foothill-De Anza Community College District, California, GO, Refunding (MBIA), 5.00%, 8/01/30	5,000	4,891,400
Fullerton Joint Union High School District, California, GO, Election of 2002, Series B (MBIA), 5.00%, 8/01/29	5,200	5,134,896

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (continued)
Hartnell Community College District, California, GO, Election of 2002, Series B (FSA), 5.00%, 6/01/31	$2,155	$2,101,685
Hemet Unified School District, California, GO, 2006 Election, Series B (AGC), 5.13%, 8/01/37	4,500	4,366,215
La Quinta Financing Authority, TAN, Series A (AMBAC), 5.13%, 9/01/34	4,665	4,013,813
Lompoc Unified School District, California, GO, Election of 2002, Series C (FSA), 5.00%, 6/01/32	1,485	1,439,633
Los Angeles Community Redevelopment Agency, California, RB, Bunker Hill Project, Series A (FSA), 5.00%, 12/01/27	10,000	9,164,900
Los Angeles County Metropolitan Transportation Authority, RB, Proposition A First Tier Senior, Series A (AMBAC), 5.00%, 7/01/35	9,000	8,769,960
Los Angeles Unified School District, California, GO, Election of 2004, Series H (FSA), 5.00%, 7/01/32	5,000	4,827,700
Los Angeles Unified School District, California, GO, Series D, 5.00%, 7/01/27	4,750	4,722,117
Los Gatos Union School District, California, GO, Election of 2001, Series B (FSA), 5.00%, 8/01/30	2,735	2,706,775
Los Rios Community College District, California, GO, Election of 2002, Series B (MBIA), 5.00%, 8/01/27	1,890	1,923,869
Merced Community College District, California, GO, School Facilities Improvement District No. 1 (MBIA), 5.00%, 8/01/31	6,365	6,046,432
Moorpark Redevelopment Agency, California, TAN, Moorpark Redevelopment Project (AMBAC), 5.13%, 10/01/31	4,150	3,474,629
Morongo Unified School District, GO, Election of 2005, Series B (AGC), 5.25%, 8/01/38	7,000	6,786,640
Ohlone Community College District, GO, Ohlone, Series B (FSA), 5.00%, 8/01/30	5,000	4,910,300
Poway Unified School District, Special Tax (AMBAC), 5.00%, 9/15/31	9,070	7,864,234
Redlands Unified School District, California, GO, Election of 2008 (FSA), 5.25%, 7/01/33	5,000	4,993,200
Redwoods Community College District, GO, Election of 2004 (MBIA), 5.00%, 8/01/31	4,630	4,324,651
Riverside Unified School District, California, GO, Election of 2001, Series B (MBIA), 5.00%, 8/01/30	10,735	10,289,068
Saddleback Valley Unified School District, California, GO (FSA), 5.00%, 8/01/29	4,115	4,078,788
Salinas Union High School District, California, GO, 2002 Election, Series B (MBIA), 5.00%, 6/01/26	3,490	3,431,193
San Francisco Bay Area Transit Financing Authority, Refunding RB, Series A (MBIA), 5.00%, 7/01/34	2,500	2,423,675

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list.

AGC	Assured Guaranty Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
FSA	Financial Security Assurance Co.
GO	General Obligation Bonds
MBIA	Municipal Bond Investors Assurance (National Public Finance Guaranty Corp.)
RB	Revenue Bonds
S/F	Single-Family
TAN	Tax Anticipation Notes
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (concluded)
San Francisco Community College District, California, GO, Election of 2001, Series C (FSA), 5.00%, 6/15/31	$4,195	$4,091,174
San Jose Evergreen Community College District, California, GO, CAB, Election of 2004, Series A (MBIA) (a):
5.17%, 9/01/24	10,410	4,149,634
5.34%, 9/01/29	7,250	1,967,142
San Jose Financing Authority, RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	14,800	14,463,744
San Juan Unified School District, California, GO, Election of 2002 (MBIA), 5.00%, 8/01/28	4,250	4,142,688
San Mateo County Transportation District, California, Refunding RB, Series A (MBIA), 5.00%, 6/01/29	5,650	5,724,806
Sanger Unified School District, California, GO, Election of 2006, Series A (FSA), 5.00%, 8/01/27	7,345	7,371,295
Santa Clara Redevelopment Agency, California, TAN, Bayshore North Project, Series A (AMBAC), 5.50%, 6/01/23	14,000	13,181,280
Santa Monica-Malibu Unified School District, California, GO, Election of 2006, Series A (MBIA), 5.00%, 8/01/32	5,000	4,814,250
Santa Rosa High School District, California, GO, Election of 2002 (MBIA), 5.00%, 8/01/28	2,855	2,782,911
Sierra Joint Community College District, California, GO, Improvement District 2, Western Nevada, Series A (MBIA), 5.00%, 8/01/28	1,550	1,510,863
Tamalpais Union High School District, California, GO, Election of 2006 (MBIA), 5.00%, 8/01/28	4,400	4,402,420
Tracy Area Public Facilities Financing Agency, California, Special Tax, Refunding, Community Facilities District No. 87, 1, Series H (MBIA), 5.88%, 10/01/19	10,000	10,004,700
Vista Unified School District, California, GO, Series B (MBIA), 5.00%, 8/01/28	2,550	2,449,862
Walnut Valley Unified School District, California, GO, Election of 2007, Measure S, Series A (FSA), 5.00%, 2/01/33	2,000	1,945,900
Washington Unified School District, Yolo County, California, GO, CAB, Election of 2004, Series A (MBIA), 5.95%, 8/01/29 (a)	6,075	1,632,596
West Contra Costa Unified School District, California, GO, Election of 2002:
Series B (FSA), 5.00%, 8/01/32	6,690	6,484,818
Series C, CAB (MBIA), 5.07%, 8/01/29 (a)	5,825	1,426,135
West Contra Costa Unified School District, California, GO, Election of 2005:
Series A (FSA), 5.00%, 8/01/26	2,595	2,634,314
Series B, 5.64%, 8/01/35	3,500	3,671,045
Westminster Redevelopment Agency, California, TAN, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	4,479,353
Yorba Linda Redevelopment Agency, California, TAN, Subordinate, Lien, Redevelopment Project, Series B (AMBAC), 5.00%, 9/01/32	3,145	2,690,799

		295,282,541

Municipal Bonds	Par (000)	Value

California (continued)

Education — 7.4%
California State Public Works Board, RB, University of California Institute Project, Series C (AMBAC), 5.00%, 4/01/30	$5,000	$4,514,850
California State University, RB, Systemwide, Series A:
(AMBAC), 5.00%, 11/01/30	6,000	5,771,220
(FSA), 5.00%, 11/01/29	5,000	4,993,350
(FSA), 5.00%, 11/01/39	8,320	7,860,986
Snowline Joint Unified School District, COP, Refinancing Program (AGC), 5.75%, 9/01/38	5,635	5,729,950
University of California, RB, General, Series A (AMBAC), 5.00%, 5/15/27	10,500	10,569,195

		39,439,551

Health — 5.9%
California Health Facilities Financing Authority, California, RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	3,700	3,702,738
California Statewide Communities Development Authority, RB:
Adventist, Series B, Remarketed (AGC), 5.00%, 3/01/37	7,500	6,889,875
Health Facilities, Memorial Health Services, Series A, 6.00%, 10/01/23	4,915	4,996,835
Kaiser Permanente, Series A, 5.00%, 4/01/31	900	800,379
Kaiser, Series C, Remarketed, 5.25%, 8/01/31	5,000	4,595,600
LA Orthopedic Hospital Foundation (AMBAC), 5.50%, 6/01/19	1,090	1,057,158
Sutter Health, Series C, Remarketed (FSA), 5.05%, 8/15/38	10,000	9,488,500

		31,531,085

Housing — 0.2%
California Housing Finance Agency, RB, Class II (MBIA), AMT:
S/F Mortgage, Series C-2, 5.63%, 8/01/20	1,160	1,160,499
Series A-1, 6.00%, 8/01/20	170	170,119

		1,330,618

State — 7.0%
California Community College Financing Authority, California, RB, Grossmont, Palomar, Shasta, Series A (MBIA), 5.63%, 4/01/26	2,180	2,190,529
California State Public Works Board, RB, Department Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,500	3,674,825
California State University, RB, Systemwide, Series C (MBIA), 5.00%, 11/01/28	16,215	15,860,054
State of California, GO, Various Purpose, 6.50%, 4/01/33	15,000	15,715,200

		37,440,608

See Notes to Financial Statements.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)

Transportation — 15.1%
City of Fresno California, RB, Series B (FSA), AMT, 5.50%, 7/01/20	$4,455	$4,331,552
City of Long Beach California, RB, Series B, Remarketed (MBIA), AMT, 5.20%, 5/15/27	20,000	18,569,200
Port of Oakland, RB, Series L (MBIA), AMT, 5.38%, 11/01/27	25,350	22,717,656
Port of Oakland, RB, Series K (MBIA), AMT, 5.75%, 11/01/29	19,660	18,069,506
San Francisco City & County Airports Commission, Refunding RB, AMT:
2nd Series A-3, 6.75%, 5/01/19	5,030	5,251,672
Second Series 34E (FSA), 5.75%, 5/01/24	5,000	5,089,650
Second Series, Issue 24A (FSA), 5.50%, 5/01/24	6,430	6,431,157

		80,460,393

Utilities — 32.1%
Chino Basin Regional Financing Authority, California, RB, Inland Empire Utility Agency, Series A (AMBAC), 5.00%, 11/01/33	3,675	3,520,099
City of Escondido, California, COP, Series A (MBIA), 5.75%, 9/01/24	465	467,967
City of Napa, California, RB (AMBAC), 5.00%, 5/01/35	9,100	8,631,805
City of Santa Clara, California, RB, Sub-Series A (MBIA), 5.00%, 7/01/28	6,050	5,750,888
East Bay Municipal Utility District, Refunding RB, Sub-Series A:
(AMBAC), 5.00%, 6/01/33	6,545	6,499,578
(AMBAC), 5.00%, 6/01/37	14,515	14,193,783
(MBIA), 5.00%, 6/01/35	11,910	11,705,624
Los Angeles Department of Water & Power, RB, System (AMBAC):
Sub-Series A-1, 5.00%, 7/01/36	4,385	4,252,310
Sub-Series A-2, 5.00%, 7/01/35	2,000	1,943,320
Madera Public Financing Authority, California, RB (MBIA), 5.00%, 3/01/36	2,000	1,884,780
Metropolitan Water District of Southern California, RB:
Series A (FSA), 5.00%, 7/01/35	3,550	3,559,123
Series B-1 (MBIA), 5.00%, 10/01/33	9,000	9,040,320
Oxnard Financing Authority, RB (MBIA):
5.00%, 6/01/31	10,000	9,613,400
Redwood Trunk Sewer & Headworks, Series A, 5.25%, 6/01/34	10,000	9,823,600
Sacramento City Financing Authority, California, Refunding RB (MBIA), 5.00%, 12/01/29	8,775	8,631,265
Sacramento Municipal Utility District, RB, Cosumnes Project (MBIA), 5.13%, 7/01/29	36,760	35,143,295
Sacramento Regional County Sanitation District, RB (MBIA), 5.00%, 12/01/36	4,500	4,330,935
San Diego County Water Authority, COP, Series A (MBIA), 5.00%, 5/01/32	10,000	9,630,300
San Francisco City & County Public Utilities Commission, RB, Series A (MBIA), 5.00%, 11/01/32	13,500	12,890,745
Stockton Public Financing Authority, California, RB, Water System Capital Improvement Projects, Series A (MBIA), 5.00%, 10/01/31	3,200	3,075,168
Turlock Public Financing Authority, California, RB, Series A (MBIA), 5.00%, 9/15/33	6,655	6,517,242

		171,105,547

Total Municipal Bonds in California		659,035,180

Municipal Bonds	Par (000)	Value

Puerto Rico — 1.9%

County/City/Special District/School District — 1.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	$10,000	$10,373,600

Total Municipal Bonds in Puerto Rico		10,373,600

Total Municipal Bonds — 125.5%		669,408,780

Municipal Bonds Transferred to Tender Option Bond Trusts (b)

County/City/Special District/School District — 17.1%
Chaffey Community College District, California, GO Election of 2002, Series B (MBIA), 5.00%, 6/01/30	9,905	9,727,917
Contra Costa, California, Community College District, GO Election of 2002 (MBIA), 5.00%, 8/01/28	7,800	7,761,702
Los Angeles, California, Community College District, GO:
Election of 2003, Series E (FSA), 5.00%, 8/01/31	11,216	10,937,275
Election of 2008, Series A, 6.00%, 8/01/33	9,596	10,290,974
Peralta, California, Community College District, GO (FSA):
Election of 2000, Series D, 5.00%, 8/01/35	15,490	14,752,521
Election of 2007, Series B, 5.00%, 8/01/32	6,980	6,765,923
Riverside, California, Community College District, GO Election of 2004, Series C (FSA), 5.00%, 8/01/32	8,910	8,636,730
San Diego, California, Community College District, GO Election of 2002 (FSA), 5.00%, 5/01/30	12,549	12,325,102
Vista, California, Unified School District, GO, Series A (FSA), 5.25%, 8/01/25	10,016	10,135,313

		91,333,457

Education — 7.3%
Poway, California, Unified School District, School Facilities Improvement, GO Election of 2002, Series 1-B (FSA), 5.00%, 8/01/30	10,000	9,820,600
University of California, Limited Project RB, Series B (FSA), 5.00%, 5/15/33	17,400	17,089,584
University of California, RB, Series O, 5.75%, 5/15/34	11,190	11,908,846

		38,819,030

Transportation — 4.3%
San Francisco, California, Bay Area Rapid Transit District, Sales Tax Refunding RB, Series A (MBIA), 5.00%, 7/01/30	23,100	22,951,467

Utilities — 5.7%
Los Angeles, California, Water and Power RB Power System, Sub-Series A-1 (FSA), 5.00%, 7/01/31	4,993	4,939,906
Rancho, California, Water District Financing Authority, Refunding RB (FSA), Series A, 5.00%, 8/01/34	5,008	4,895,973
San Diego County, California, Water Authority, Water RB, COP, Series A (FSA), 5.00%, 5/01/31	4,000	3,947,400

See Notes to Financial Statements.

8	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value

Utilities (concluded)
San Diego County, California, Water Authority, Water, Refunding RB, COP (FSA), Series A, 5.00%, 5/01/33	$16,740	$16,351,465

		30,134,744

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.4%		183,238,698

Total Long-Term Investments (Cost — $895,418,673) — 159.9%		852,647,478

Short-Term Securities

California — 3.8%

Los Angeles County Metropolitan Transportation Authority, Refunding RB, VRDN, Proposition C, Second Senior, Series A (MBIA), 2.00%, 7/07/09 (c)	20,200	20,200,000

	Shares

Money Market Fund — 8.2%

CMA California Municipal Money Fund, 0.04% (d)(e)	43,600,249	43,600,249

Total Short-Term Securities (Cost — $63,800,249) — 12.0%		63,800,249

Total Investments (Cost — $959,218,922*) — 171.9%		916,447,727

Other Assets Less Liabilities — 1.8%		9,831,360

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (19.8)%		(105,630,208)
Preferred Shares, at Redemption Value — (53.9)%		(287,393,154)

Net Assets Applicable to Common Shares — 100.0%		$533,255,725

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$854,368,695

Gross unrealized appreciation	$3,492,292
Gross unrealized depreciation	(46,616,164)

Net unrealized depreciation	$(43,123,872)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(c)

Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Represents the current yield as of report date.

(e)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA California Municipal Money Fund	22,067,873	$168,399

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of June 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation

200	10-Year U.S. Treasury Bond	September 2009	$23,327,685	$74,560

•

Effective July 1, 2008,the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$43,600,249

Level 2:
Long-Term Investments[1]	852,647,478
Short-Term Securities	20,200,000

Total Level 2	872,847,478

Level 3	—

Total	$916,447,727

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Other Financial Instruments[2]

Assets

Level 1	$74,560
Level 2	—
Level 3	—

Total	$74,560

[2]	Other financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	9

Statement of Assets and Liabilities

June 30, 2009

Assets

Investments at value — unaffiliated (cost — $915,618,673)	$872,847,478
Investments at value — affiliated (cost — $43,600,249)	43,600,249
Cash	17,581
Collateral for financial futures contracts	400,000
Interest receivable	12,383,117
Margin variation receivable	37,500
Income receivable — affiliated	703
Prepaid expenses	29,693
Other assets	44,286

Total assets	929,360,607

Liabilities

Income dividends payable — Common Shares	2,575,091
Interest expense and fees payable	427,304
Investment advisory fees payable	345,744
Officer’s and Directors’ fees payable	45,786
Other affiliates payable	4,560
Other accrued expenses payable	110,339

Total accrued liabilities	3,508,824

Other Liabilities

Trust certificates[1]	105,202,904

Total Liabilities	108,711,728

Preferred Shares at Redemption Value

$0.10 par value per share, 11,495 shares issued and outstanding at $25,000 per share liquidation preference, plus unpaid dividends	287,393,154

Net Assets Applicable to Common Shareholders	$533,255,725

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital	$585,680,722
Undistributed net investment income	5,182,353
Accumulated net realized loss	(14,910,715)
Net unrealized appreciation/depreciation	(42,696,635)

Net Assets, $13.05 net asset value per Common Share, 40,874,458 shares outstanding, 200 million shares authorized, $0.10 par value	$533,255,725

Statement of Operations

Year Ended June 30, 2009

Investment Income

Interest	$44,109,948
Income — affiliated	172,350

Total income	44,282,298

Expenses

Investment advisory	4,986,639
Commissions for Preferred Shares	571,754
Accounting services	243,543
Professional	135,692
Transfer agent	69,294
Officer and Directors	66,439
Printing	46,301
Custodian	39,554
Registration	13,938
Miscellaneous	120,322

Total expenses excluding interest expense and fees	6,293,476
Interest expense and fees[2]	2,005,279

Total expenses	8,298,755
Less fees waived by advisor	(974,988)

Total expenses after fees waived	7,323,767

Net investment income	36,958,531

Realized and Unrealized Gain (Loss)

Net realized loss from investments	(7,708,517)

Net change in unrealized appreciation/depreciation on:
Investments	(29,433,520)
Financial futures contracts	74,560

(29,358,960)

Total realized and unrealized loss	(37,067,477)

Dividends to Preferred Shareholders From

Net investment income	(5,987,846)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(6,096,792)

[1]	Represents short-term floating rate certificates issued by tender option bond trusts.

[2]	Related to tender option bond trusts.

See Notes to Financial Statements.

10	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Statements of Changes in Net Assets

	Year Ended June 30,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2009	2008

Operations

Net investment income	$36,958,531	$39,376,787
Net realized gain (loss)	(7,708,517)	7,928,113
Net change in unrealized appreciation/depreciation	(29,358,960)	(32,808,030)
Dividends to Preferred Shareholders from net investment income	(5,987,846)	(13,165,738)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,096,792)	1,331,132

Dividends to Common Shareholders From

Net investment income	(26,404,900)	(27,627,211)

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(32,501,692)	(26,296,079)
Beginning of year	565,757,417	592,053,496

End of year	$533,255,725	$565,757,417

End of year undistributed net investment income	$5,182,353	$592,505

See Notes to Financial Statements.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	11

Statement of Cash Flows

Year Ended June 30, 2009

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations excluding dividends to Preferred Shareholders	$(108,946)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Increase in collateral for financial futures contracts	(400,000)
Decrease in receivables	1,289,721
Increase in prepaid expenses and other assets	(30,819)
Decrease in other liabilities	(108,809)
Net realized and unrealized loss	37,142,037
Amortization of premium and discount on investments	1,936,309
Proceeds from sales of long-term investments	225,130,966
Purchases of long-term investments	(162,724,235)
Net purchases of short-term investments	(32,992,873)

Net cash provided by operating activities	69,133,351

Cash Used for Financing Activities

Cash receipts from trust certificates	33,369,587
Cash payments for trust certificates	(70,511,683)
Cash dividends paid to Common Shareholders	(25,996,155)
Cash dividends paid to Preferred Shareholders	(6,056,925)

Cash used for financing activities	(69,195,176)

Cash

Net decrease in cash	(61,825)
Cash at beginning of year	79,406

Cash at end of year	$17,581

Cash Flow Information

Cash paid during the year for interest	$2,019,428

See Notes to Financial Statements.

12	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Financial Highlights

	Year Ended June 30,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$13.84	$14.48	$14.44	$15.40	$14.73

Net investment income[1]	0.90	0.96	1.01	1.05	1.07
Net realized and unrealized gain (loss)	(0.89)	(0.60)	0.07	(0.85)	0.69
Dividends to Preferred Shareholders from net investment income	(0.15)	(0.32)	(0.31)	(0.25)	(0.14)

Net increase (decrease) from investment operations	(0.14)	0.04	0.77	(0.05)	1.62

Dividends to Common Shareholders from net investment income	(0.65)	(0.68)	(0.73)	(0.91)	(0.95)

Net asset value, end of year	$13.05	$13.84	$14.48	$14.44	$15.40

Market price, end of year	$11.07	$12.24	$13.92	$13.94	$14.97

Total Investment Return[2]

Based on net asset value	0.21%	0.64%	5.46%	(0.29)%	11.56%

Based on market price	(3.88)%	(7.41)%	5.02%	(0.98)%	19.56%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[3]	1.59%	1.58%	1.66%	1.41%	1.22%

Total expenses after fees waived[3]	1.40%	1.50%	1.60%	1.35%	1.16%

Total expenses after fees waived and excluding interest expense and fees[3,4]	1.02%	1.14%	1.12%	1.10%	1.11%

Net investment income[3]	7.08%	6.72%	6.81%	7.01%	6.99%

Dividends to Preferred Shareholders	1.15%	2.22%	2.11%	1.68%	0.93%

Net investment income to Common Shareholders	5.93%	4.50%	4.70%	5.33%	6.06%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$533,256	$565,757	$592,053	$589,404	$626,109

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$287,375	$287,375	$390,000	$390,000	$390,000

Portfolio turnover	19%	43%	35%	34%	47%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$71,392	$74,225 [5]	$62,965 [5]	$62,795 [5]	$65,140 [5]

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	13

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings California Insured Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized gain of the commitment.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which the Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal bonds. The Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Fund’s Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statement of Assets and Liabilities.

Interest income from the underlying securities is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At June 30, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs was $183,238,698, the related liability for trust certificates was $105,202,904 and the range of interest rates was 0.250% to 2.123%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when interest rates rise, but tend to outperform the market for fixed rate bonds when interest rates

14	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Notes to Financial Statements (continued)

decline or remain relatively stable. Should short-term interest rates rise, the Fund’s investments in TOBs may adversely affect the Fund’s investment income and distributions to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Fund’s net asset value per share.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregates assets in connection with certain investments (e.g., financial futures contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), the Fund may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Fund’s US federal tax returns remain open for the four years ended June 30, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Stock Equivalent Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in Common Shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover the Fund’s deferred compensation liability are included in other assets in the Statement of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statement of Operations.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counter-party does not perform under the contract. The Fund may mitigate these

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	15

Notes to Financial Statements (continued)

losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparty. The ISDA allows the Fund to offset with its counterparty the Fund’s derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Fund from its counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in derivative financial instruments, as described below.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade.

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

Values of Derivative Instruments as of June 30, 2009*

	Asset Derivatives

	Statement of Assets and Liabilities Location	Value

Interest rate contracts**	Net unrealized appreciation/ depreciation	$74,560

*	For open derivative instruments as of June 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended June 30, 2009.

**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended June 30, 2009

Net Change in Unrealized Appreciation on Derivatives Recognized in Income

Financial Futures Contracts

Interest rate contracts	$74,560

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”) the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.55% of the Fund’s average daily net assets.Average daily net assets is the average daily value of the Fund’s total assets minus the sum of its accrued liabilities.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. For the year ended June 30, 2009, the Manager waived $92,956, which is included in fees waived by advisor in the Statement of Operations.

The Manager has also agreed to waive its investment advisory fee based on the proceeds of Preferred Shares and TOBs that exceeds 35% of the Fund’s total net assets. For the year ended June 30, 2009, the Manager waived $882,032, which is included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

16	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Notes to Financial Statements (continued)

For the year ended June 30, 2009, the Fund reimbursed the Manager $17,117 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2009 were $157,635,066 and $222,830,566, respectively.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset value per share. The following permanent differences as of June 30, 2009 attributable to amortization methods on fixed income securities and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(21,432,179)
Undistributed net investment income	$24,063
Accumulated net realized loss	$21,408,116

The tax character of distributions paid during the fiscal years ended June 30, 2009 and 2008 was as follows:

	6/30/2009	6/30/2008

Distributions paid from:
Tax-exempt income	$32,392,746	$40,337,041
Ordinary income	—	455,908

Total distributions	$32,392,746	$40,792,949

As of June 30, 2009, the tax components of accumulated losses were as follows:

Undistributed tax-exempt income	$5,090,995
Capital loss carryforward	(5,205,264)
Net unrealized losses	(52,310,728)*

Total accumulated net losses	$(52,424,997)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of compensation to trustees or directors and the difference between the book and tax treatment of residual interests in tender option bond trusts.

As of June 30, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expirations dates:

Expires June 30,

2012	$3,107,367
2017	2,097,897

Total	$5,205,264

6. Concentration, Market and Credit Risk:

The Fund invests a substantial amount of its assets in California or a limited number of states. Please see the Schedule of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk).The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties.The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund’s Statement of Assets and Liabilities.

7. Capital Share Transactions:

The Fund is authorized to issue 200 million shares, including Preferred Shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares without approval of holders of Common Shareholders.

Common Shares

Shares issued and outstanding during the years ended June 30, 2009 and 2008 remained constant.

Preferred Shares

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated or unpaid dividends whether or not

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	17

Notes to Financial Statements (continued)

declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in the Fund’s Articles Supplementary, are not satisfied.

From time to time in the future, the Fund that has issued Preferred Shares may effect repurchases of such shares at prices below its liquidation preferences as agreed upon by the Fund and seller. The Fund also may redeem its respective Preferred Shares from time to time as provided in the applicable Governing Instrument. The Fund intends to affect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for the Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Fund had the following series of Preferred Shares outstanding, effective yields and reset frequency at June 30, 2009:

Series	Preferred Shares	Effective Yield	Reset Frequency Days

A	1,415	0.46%	7
B	2,859	0.52%	7
C	2,358	0.52%	7
D	2,181	0.52%	7
E	2,682	0.53%	7

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares of the Fund for the year ended June 30, 2009 were as follows:

Series	Low	High	Average

A	0.46%	10.21%	2.08%
B	0.44%	11.73%	2.09%
C	0.44%	12.26%	2.08%
D	0.44%	12.57%	2.09%
E	0.45%	11.35%	2.08%

Since February 13, 2008, the Preferred Shares of the Fund failed to clear any auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.44% to 12.57% for the year ended June 30, 2009. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Fund’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Fund paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregated principal amount. As of December 22, 2008, commissions paid to broker-dealers on Preferred Shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount. The Fund will pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions for the period July 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate) of $108,782.

Preferred Shares issued and outstanding during the year ended June 30, 2009 remained constant.

During the year ended June 30, 2008, the Fund announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

Series	Redemption Date	Shares Redeemed	Aggregate Principal

A	6/24/2008	505	$12,625,000
B	6/23/2008	1,021	$25,525,000
C	6/27/2008	842	$21,050,000
D	6/26/2008	779	$19,475,000
E	6/25/2008	958	$23,950,000

18	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Notes to Financial Statements (concluded)

The Fund financed the Preferred Share redemptions with cash received from TOB transactions.

8. Subsequent Events:

The Fund paid a net investment income dividend to holders of Common Shares in the amount of $0.063 per share on August 3, 2009 to shareholders of record on July 15, 2009.

The dividends declared on Preferred Shares for the period July 1, 2009 to July 31, 2009 were as follows:

Series	Amount

A	$13,160
B	$26,272
C	$22,346
D	$20,960
E	$25,802

The Fund announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

Series	Redemption Date	Shares Redeemed	Aggregate Principal

A	7/07/2009	164	$4,100,000
B	7/06/2009	332	$8,300,000
C	7/06/2009	274	$6,850,000
D	7/09/2009	253	$6,325,000
E	7/08/2009	312	$7,800,000

The Fund financed the Preferred Share redemptions with cash received from TOB transactions.

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through August 26, 2009, the date the financial statements were issued.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniHoldings California Insured Fund, Inc. (the “Fund”) as of June 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings California Insured Fund, Inc. as of June 30, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 26, 2009

Important Tax Information (Unaudited)

All of the net investment income distributions paid by the Fund during the taxable year ended June 30, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

20	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Insured Fund, Inc. (the “Fund”) met on April 14, 2009 and May 28 – 29, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Fund, the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of twelve individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and the Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which has one interested Board Member) and is chaired by an Independent Board Member. In addition, the Board has established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 14, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

At an in-person meeting held on May 28 – 29, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Fund, the Manager and the Sub-Advisor, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 14, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year.

22	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that in general the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its customized Lipper peer group composite in two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s overall operating margin compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contractual management fees paid by the Fund’s Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Board noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex level breakpoint structure.

E. Other Factors: The Board also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Fund, the Manager and Sub-Advisor for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

24	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by the purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	25

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				106 Funds 103 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005.

				106 Funds 103 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Member of the Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				106 Funds 103 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 2007	Consultant/Investor since 1988.	106 Funds 103 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				106 Funds 103 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003.

				106 Funds 103 Portfolios	The McClatchy Company (publishing)

26	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	106 Funds 103 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	106 Funds 103 Portfolios	BlackRock Kelso Capital Corp.

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor, John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				106 Funds 103 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, since 2006; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				106 Funds 103 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows the directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1998; and Karen P. Robards, 1998.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			175 Funds 285 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

			175 Funds 285 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	27

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Fund serve at the pleasure of the Board of Directors.

Investment Advisor

BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC Plainsboro, NJ 08536

Custodian

The Bank of New York Mellon New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP Princeton, NJ 08540

Transfer and Auction Agent Common and Preferred Shares

BNY Mellon Shareowner Services Jersey City, NJ 07310

Address of the Fund

100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund, and Brendan Kyne became Vice President of the Fund.

28	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Additional Information

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	29

Additional Information (continued)

General Information

The Fund does not make available copies of its Statements of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

30	BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.	JUNE 30, 2009	31

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

# HOLDCA-6/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniHoldings California Insured Fund, Inc.	$38,200	$37,300	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniHoldings California Insured Fund, Inc.	$418,128	$415,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of June 30, 2009.

(a)(1)

The registrant (or “Fund”) is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 1997, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of June 30, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	76	0	0	0	0	0
	$16.87 Billion	$0	$0	$0	$0	$0
Walter O’Connor	76	0	0	0	0	0
	$16.87 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

        BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

        As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of June 30, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – June 30, 2009.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Insured Fund, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock MuniHoldings California Insured Fund, Inc.

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Insured Fund, Inc.

Date: August 21, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings California Insured Fund, Inc.

Date: August 21, 2009